UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 23, 2020

LIBERTY OILFIELD SERVICES INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38081	81-4891595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
950 17th Street, Suite 2400
Denver, Colorado 80202
(Address and Zip Code of Principal Executive Offices)
(303) 515-2800
(Registrant’s Telephone Number, Including Area Code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act

Title of each class	Trading symbol(s)	Name of each exchange on which registered

Class A Common Stock, par value $0.01	LBRT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The following information is being reported pursuant to Section 5.02(e) of Form 8-K:
As previously reported in March 2020 and in light of marketplace conditions, the named executive officers of Liberty Oilfield Services Inc. (the “Company”) voluntarily requested a temporary reduction of their annual base salaries of 20% effective April 1, 2020. These officers subsequently agreed to increase their temporary annual base salary reductions from 20% to 30%, with the same effective date (the “Revised Reduced Salaries”). These reductions were approved by both the Compensation Committee and the Board of Directors of the Company (the “Board”).
On April 21, 2020, at the request of the named executive officers, the Compensation Committee and the Board approved a further reduction of 50% from the Revised Reduced Salaries amounts for the months of May, June and July of 2020. Beginning in August 2020, the salaries of the named executive officers will, absent further action by the Compensation Committee and Board, revert to 100% of the Revised Reduced Salary amount.
The Revised Reduced Salary and the salary amount for May, June and July 2020 for each named executive officer is set forth in the table below:

Officer Name	Title	Revised Reduced Salary	Annualized Salary for May, June and July 2020
Christopher A. Wright	Chairman of the Board and Chief Executive Officer	$428,400	$214,200
Michael Stock	Chief Financial Officer	$285,600	$142,800
Ron Gusek	President	$285,600	$142,800
R. Sean Elliot	Vice President, General Counsel & Secretary	$257,040	$128,520
Ryan T. Gosney	Chief Accounting Officer	$192,780	$96,390

Item 5.07 Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting of Stockholders (the “Annual Meeting”) on April 21, 2020. Voting results for each proposal considered at the Annual Meeting are set forth below. The proposals are described in more detail in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on March 10, 2020.
Proposal 1: Election of eight directors
The three individuals listed below were elected as Class I directors of the Company at the Annual Meeting to serve for a term of three years. Voting results for each director were as follows:

Names	For	Withheld	Broker Non-Votes
Gale A. Norton	97,365,468	583,333	8,418,727
Jesal Shah	92,291,543	5,657,258	8,418,727
Cary D. Steinbeck	93,184,388	4,764,413	8,418,727

Proposal 2: Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2020.
Voting results with respect to the ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2020 were as follows:

For	Against	Abstentions	Broker Non-Votes
105,434,961	902,917	29,650	0

Proposal 3: Advisory vote on the compensation of the named executive officers.
Voting results with respect to the advisory vote on the compensation of the named executive officers were as follows:

For	Against	Abstentions	Broker Non-Votes
96,439,262	1,326,482	183,057	8,418,727

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY OILFIELD SERVICES INC.

Dated: April 23, 2020	By:	/s/ R. Sean Elliott
R. Sean Elliott
Vice President, General Counsel and Corporate Secretary